Exhibit 99.2

Disclaimer

This presentation is being provided solely by Exela Technologies, Inc. (together with its subsidiaries, "Exela"), and is being provided solely for informational purposes with respect to a proposed transaction (the "Transaction") between XBP Europe ("XBP Europe") and CF Acquisition Corp. VIII ("CF VIII"). You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed Transaction or otherwise.

The information contained in this presentation has been provided by Exela without any representation or warranty as to the accuracy or completeness of such information. None of Exela, CF VIII, or any of their respective affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. Neither Exela nor CF VIII undertake any obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance, and there can be no assurances that XBP Europe will achieve the results contemplated by this presentation.

This presentation contains statements about future events and expectations, which are "forward-looking statements." Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CFFE's, XBP Europe's, or their respective management teams' expectations, hopes, beliefs, intentions or strategies regarding the future. The words "anticipate", "believe", "continue", "could", "estimate", "expect", "intends", "may", "might", "plan", "possible", "potential", "predict", "project", "should", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements and any other forward-looking statements made herein involve known and unknown risks, uncertainties and other factors, which may cause actual results of XBP Europe to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations and past performance for a variety of reasons, including those set forth in Exela's public filings. Many factors could cause actual future events to differ from the forward looking-statements in this presentation, including but not limited, to (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CF VIII and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the outcome of any legal proceedings that may be instituted against XBP Europe and/or CF VIII related to the Merger Agreement or the transactions contemplated thereby, (v) the ability to maintain the listing of CF VIII stock on Nasdaq (or, if applicable, to list and maintain the listing of the combined entity on the NYSE), (vi) volatility in the price of CF VIII's securities, (vii) costs related to the transactions and the failure to realize anticipated benefits of the transactions or to realize estimated pro forma results and underlying assumptions, (viii) the effect of the announcement or pendency of the transaction on XBP Europe's business relationships, operating results, performance and business generally, (ix) risks that the transactions disrupt current plans and operations of XBP Europe, (x) changes in the combined capital structure of XBP Europe and CF VIII following the transactions, (xi) changes in the competitive industries and markets in which XBP Europe operates or plans to operate, (xii) changes in laws and regulations affecting XBP Europe's business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions, and identify and realize additional opportunities, (xiv) risks related to XBP Europe's potential inability to achieve or maintain profitability and generate cash, (xv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic and potential energy shortages in Europe, and their impact on XBP Europe, its business and markets in which it operates, (xvi) the ability of XBP Europe to retain existing customers, (xvii) the potential inability of XBP Europe to manage growth effectively, and (xviii) the ability to recruit, train and retain qualified personnel.

CF VIII intends to file a proxy statement and other documents regarding the Transaction with the Securities and Exchange Commission (the "SEC"). These filings will identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither CF VIII nor Exela assume any obligation to, and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

No securities regulatory authority has expressed an opinion about the Transaction contemplated in this presentation or any related securities, and it is an offense to claim otherwise. This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF VIII, XBP Europe, or Exela, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Recipients of this presentation should not construe the contents of this presentation as legal, tax, or financial advice. Each recipient should consult its professional advisors as to the legal, tax, financial or other matters set forth in this presentation and, by accepting this presentation, the recipient confirms that it is not relying upon the information contained herein to make any decision.

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XBP EUROPE AT A GLANCE

Who

XBP Europe ("the Company") is a **pan-European integrator of bills and payments**. With an extensive network reaching the majority of populations in key markets, the Company's name - exchange for bills and payments ("XBP") – illustrates its essence; it connects buyers and suppliers, across industries and sizes, to optimize clients' bills and payments processes to **advance digital transformation, improve market wide liquidity, and encourage sustainable business practices.**

What

As a leader in bills and payments, the Company provides business process management solutions with software suites and deep domain expertise, serving as a technology and operations partner for its clients' strategic journeys. The Company services **over 2,000 clients across Europe**, comprised of longstanding relationships with many blue chip companies delivering mission critical information with decades of technical know-how.

Where

The Company is able to deploy its solutions to clients in any EMEA market thanks to its cloud based structure. The Company's physical footprint spans **15 countries with 34 locations** with a strong asset light financial model and significant operating leverage.

Why

The transaction creates a separately capitalized European business to **leverage public markets to propel the Company's growth plans**. Exela Technologies, Inc. will remain the majority indirect owner of the Company post-closing, and the transaction is in line with Exela's previously announced capital deployment strategy.

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XBP Europe – Solutions Reach Majority of Population in Key Markets

Norway
(population 5 million) process 100% of bank giro[2]

Sweden
(population 10 million) ~7 million individuals and 500,000+ companies use bank giro processed by XBP

Ireland
(population 5 million) process ~95% of all payments by check

United Kingdom
(population 67 million) ~100% of all check payments archived or processed

Germany
(population 83 million) technology is used to support ~63 million online banking customers



Pan-European Presence

15 countries[1]

34 locations

1. Where team members are based
2. European electronic funds transfer system

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XBP EUROPE METRICS

FY2021 Revenue

$206m

Clients

2,000+


3% - Top client
18% Top 2 -10
12% Top 11 - 20
19% Top 21 - 50
47% All Other
Client Concentration
13% Northern Europe
19% UK & Ireland
28% Central Europe
40% Western Europe
Geography
Hardware ~4%
Software License & Maintenance ~15%
Technology ~19%
Bills and Payments 81%
Services & Products

XBP EUROPE TRAJECTORY

Business Opportunity

Increased Software Sales Mix
Double software revenue from 15% to 30% of total revenue, over time (60% Contribution Margin), driven by platforms including but not limited to:

- Exchange for Bills and Payments (XBP)
- Digital Mailroom
- Confirmation of Payee

Operational Leverage (capacity utilization)
Double capacity utilization in Bills and Payments to 1) increase revenue growth, and 2) yield greater operating leverage (40-45% Contribution Margin).

- No additional investment in operational support, other than variable personnel costs tied to services revenue growth.

Cost Savings and Automation Impact
Continued realization of cost savings from facility consolidation and automation strategy.

- Work-From-Anywhere platform for Intelligent Document Processing provides a web app to add data capture validation from users that can work from anywhere, anytime.

Gross Profit Margin[1]

Today's Gross Profit Margin can be expanded as follows:	Contribution Margin
Increased Software Sales Mix	60%
Operational Leverage (increased capacity utilization)	40-45%
Cost Savings and Automation Impact	85-100%

35-40% Long-term Pro Forma Targeted Gross Profit Margin

Presented on an organic basis excluding any M&A

1. Total Revenues less cost of goods sold

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